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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): July 26, 2001 (July 25, 2001)


                            BHC COMMUNICATIONS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                     1-10342                 59-2104168
           --------                     -------                 ----------
(State or other jurisdiction of       (Commission              (IRS Employer
        incorporation)                File Number)          Identification No.)


       767 FIFTH AVENUE, NEW YORK, NEW YORK                 10153
       ------------------------------------                 -----
     (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (212) 421-0200


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS.

1. Reference is made to the joint press release dated July 25, 2001, incorporated herein by reference and included as an exhibit hereto.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibit.

                  99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on July 25, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   BHC COMMUNICATIONS, INC.



Date: July 26, 2001                By: /s/ Brian C. Kelly
                                       -----------------------------------------
                                       Name:  Brian C. Kelly
                                       Title: Senior Vice President and General
                                              Counsel
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                                  EXHIBIT INDEX




Exhibit No.       Exhibit
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
99.1              Joint Press Release issued by The News Corporation Limited,
                  Chris-Craft Industries, Inc., BHC Communications, Inc. and
                  United Television, Inc. on July 25, 2001.
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